                                                                    EXHIBIT 99.6

             METALLURG HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)
                                 (In thousands)

                                                                             Pro Forma
                                                               Historical    Adjustments   Pro Forma
                                                               ----------   ------------   ---------
ASSETS
Current Assets:
   Cash and cash equivalents ...............................    $ 28,309    $ (3,339)(a)   $ 24,970
   Accounts receivable, net ................................      60,703     (11,445)(b)     49,258
   Inventories .............................................      83,658     (11,292)(b)     72,366
   Prepaid expenses and other current assets ...............      13,830      (3,640)(c)     10,190
                                                                --------    --------       --------
      Total current assets .................................     186,500     (29,716)       156,784
Goodwill ...................................................      71,701     (28,211)(d)     43,490
Property, plant and equipment, net .........................      77,943     (11,997)(b)     65,946
Other assets ...............................................      14,468       3,715 (e)     18,183
                                                                --------    --------       --------
      Total ................................................    $350,612    $(66,209)      $284,403
                                                                ========    ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Short-term debt and current portion of long-term debt ...    $  5,102    $   (833)(b)   $  4,269
   Accounts payable ........................................      47,660     (11,347)(b)     36,313
   Accrued expenses ........................................      23,748      (5,086)(b)     18,662
   Other current liabilities ...............................       2,432        (247)(b)      2,185
                                                                --------    --------       --------
      Total current liabilities ............................      78,942     (17,513)        61,429
                                                                --------    --------       --------

Long-term Liabilities:
   Long-term debt ..........................................     164,530      (7,561)(f)    156,969
   Accrued pension liabilities .............................      48,013     (24,358)(b)     23,655
   Environmental liabilities, net ..........................      26,846          --         26,846
   Other liabilities .......................................       1,379        (439)(b)        940
                                                                --------    --------       --------
      Total long-term liabilities ..........................     240,768     (32,358)       208,410
                                                                --------    --------       --------
      Total liabilities ....................................     319,710     (49,871)       269,839
Minority Interest ..........................................         568        (165)(b)        403
Shareholders' equity .......................................      30,334     (16,173)(g)     14,161
                                                                --------    --------       --------
      Total ................................................    $350,612    $(66,209)      $284,403
                                                                ========    ========       ========

----------
(a)  Reflects the following:

Elimination of existing cash balances of GfE, MIR, FAG and ABF.......   $(6,838)
Cash proceeds from the sale of the above companies ($6,499), net of cash proceeds received by GfE for the sale of its sales
   office ($3,000) ..................................................     3,499
                                                                        -------
                                                                        $(3,339)
                                                                        =======

(b)  Reflects balances of GfE, MIR, FAG and ABF.

(c)  Reflects the following:

Assets of GfE, MIR, FAG and ABF .....................................   $(3,627)
Current portion of deferred issuance costs related to
   Senior Discount Notes received as sale proceeds ..................       (13)
                                                                        -------
                                                                        $(3,640)
                                                                        =======

(d)  Goodwill relating to GfE.

(e)  Reflects the following:

Assets of GfE, MIR, FAG and ABF .....................................   $(3,221)
Metallurg's restructured loan to GfE ................................     7,000
Noncurrent portion of deferred issuance costs related
   to Senior Discount Notes received as sale proceeds ...............       (64)
                                                                        -------
                                                                        $ 3,715
                                                                        =======

(f)  Reflects the following:

Long-term debt of GfE ...............................................   $(3,389)
Book value of Senior Discount Notes received as sale
   proceeds .........................................................    (4,172)
                                                                        -------
                                                                        $(7,561)
                                                                        =======

(g)  Reflects the following:

Difference between proceeds and net book value, including goodwill, of GfE, MIR, FAG and ABF as if the transaction occurred on
   September 30, 2002 ...............................................  $(18,267)
Gain on extinguishment of debt (Senior Discount Notes)
   received as sale proceeds ........................................     2,094
                                                                       --------
                                                                       $(16,173)
                                                                       ========